Northwestern Mutual Series Fund, Inc.
Domestic Equity Portfolio
Supplement Dated July 18, 2025
to the
Summary Prospectus for the Domestic Equity Portfolio Dated May 1, 2025
The following information supplements the Summary Prospectus for the Domestic Equity Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2025 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Sub-Adviser Change
In connection with the replacement of Delaware Investment Fund Advisers (“DIFA”) by Putnam Investment Management, LLC (“Putnam”) as sub-adviser to the Fund’s Domestic Equity Portfolio (the “Portfolio”) effective on or about July 31, 2025, certain sections of the Summary Prospectus shall be amended as noted below. The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance. Please be advised that certain investor materials (including, for example, account statements and transaction forms) and certain variable product website descriptions may continue to refer to DIFA when identifying the sub-adviser for the Portfolio until such time that internal system name change processes are completed.
The following revisions to the Summary Prospectus shall be effective July 31, 2025:
The “PRINCIPAL INVESTMENT STRATEGIES” section of the Portfolio’s Summary is amended to read as follows:
“Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers.
The Portfolio primarily invests in common stocks that offer potential for growth of capital, current income, or both. The Portfolio mainly invests in large- and mid-capitalization companies. Typically, the Portfolio seeks securities the adviser believes are currently undervalued by the market. The adviser may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.
While most assets will be invested in U.S. equity securities, in keeping with the Portfolio’s investment objective, it may also invest in American Depositary Receipts (ADRs) and foreign securities (up to 10% of net assets). The Portfolio may also utilize futures for cash management purposes and forwards to hedge foreign currency exposure.
Although ESG considerations do not represent a primary focus of the Portfolio, the adviser expects to integrate ESG considerations into its fundamental research process and investment decision-making for the Portfolio, where it considers them material and relevant. Examples of ESG factors that may be considered include, but are not limited to, climate change, resource depletion, labor standards, diversity, human rights issues, and governance structure and practices. The adviser believes that ESG considerations are best analyzed in combination with a company’s fundamentals, including a company’s industry, geography, and strategic position. Consideration of ESG factors may not be determinative in the adviser’s investment process and the adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the Portfolio.
The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have sector weightings which vary from the sector weightings of the benchmark.
The Portfolio may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio.”
The “PRINCIPAL RISKS” section of the Portfolio’s Summary is amended to delete the Security Focus Risk and add the following risks:
“• ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs. ADRs may be “sponsored,” meaning that they are implemented by a financial institution in collaboration with the issuing foreign company, or “unsponsored,” meaning that the financial institution created the instrument without the sponsorship or direct involvement of the foreign company. Differing registration requirements apply to each type of ADR. ADRs may transact on exchanges or on over-the-counter markets (“OTC”). Conducting transactions in OTC markets may result in higher costs, a lack of pricing transparency and lower liquidity when compared with exchange-based transactions. Risks associated with different ADR types will vary, based upon differences in registration, reporting and disclosure requirements that apply to such ADRs and the characteristics of the market in which transactions for the particular ADR are conducted.
• Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, market, interest rate, and liquidity risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk.
• ESG Risk – Incorporating the consideration of ESG factors in the investment process may result in the exclusion of certain securities for non-investment reasons and therefore the Portfolio may forego some market opportunities available to funds that do not consider ESG factors. The evaluation of ESG factors may affect the Portfolio’s exposure to certain issuers or industries and may not work as intended. The Portfolio may underperform other funds that do not consider ESG factors or that use different ESG factors to evaluate a security. Information used to evaluate ESG factors may not be readily available, complete, or accurate, and may vary across providers and issuers, as ESG factors are not uniformly defined or assessed. There is no guarantee that evaluating ESG considerations for individual securities will positively contribute to the Portfolio’s performance results.
• Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.”
The “PERFORMANCE” section of the Portfolio’s Summary is amended by inserting the following after the third sentence of the first paragraph:
“Prior to July 31, 2025, the Portfolio was managed by a different sub-adviser. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown.”
The “PORTFOLIO MANAGEMENT” section of the Portfolio’s Summary is amended to read as follows:
“Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Putnam Investment Management, LLC (“Putnam”)
Portfolio Managers: Darren Jaroch, CFA, and Portfolio Manager, has been with Putnam since 1999, and has co-managed the Portfolio since July 2025.
Lauren DeMore, CFA, and Portfolio Manager, has been with Putnam since 2006, and has co-managed the Portfolio since July 2025.”
Please retain this Supplement for future reference.